Ascent Pediatrics, Inc.
                               Maximum $6,250,000

                        7.5% Notes Due December 31, 2001
                                 Loan Agreement
                             Date: December 29, 2000

                                TABLE OF CONTENTS
ARTICLE  I
DEFINITIONS  AND  INCORPORATION  BY  REFERENCE
1.1     Definitions
1.2     Rules  of  Construction
ARTICLE  II
AMOUNT  AND  TERMS  OF  NOTES
2.1     Commitment  to  Lend;  Loans
2.2     Evidence  of  Debt
2.3     Making  of  Loans
2.4     Interest  and  Principal  Payments
2.5     Mandatory  Prepayment  upon  Change  in  Control
2.6     Mandatory  Prepayment  Upon  Demand
ARTICLE  III
REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY
3.1     Organization  and  Existence,  etc.
3.2     Capitalization
3.3     Authorization;  Binding  Obligations
3.4     Compliance  with  Instruments,  etc.
3.5     Litigation
3.6     Offering
3.7     Permits;  Governmental  and  Other  Approvals
3.8     Form  10-K  and  10-Q
3.9     Priority
ARTICLE  IV
CONDITIONS  OF  OBLIGATIONS  OF  THE  LENDER
4.1     Conditions  to  Lender's  Obligations  on  the  First  Loan  Date
4.2     Conditions  Precedent  to  Each  Loan
4.3     Cooperation
ARTICLE  V
ARTICLE  VI
AFFIRMATIVE  COVENANTS  OF  THE  COMPANY
6.1     Use  of  Proceeds
6.2     Further  Assurances
6.3     Termination
6.4     Strategic  Transaction

ARTICLE  VII
NEGATIVE  COVENANTS
7.1     Borrowed  Money  Indebtedness
7.2     Liens
7.3     Contingent  Liabilities
7.4     Mergers,  Consolidations  and  Dispositions  and Acquisitions of Assets
7.5     Redemption,  Dividends  and  Distributions
7.6     Nature  of  Business
7.7     Transactions  with  Related  Parties
7.8     Loans  and  Investments
7.9     Organizational  Documents
7.10     Lease  Expenses;  Purchase  Money  Indebtedness
7.11     Sale/Leasebacks
7.12     Issuance  of  Stock
7.13     Subsidiaries
7.14     Termination
ARTICLE  VIII
DEFAULTS  AND  REMEDIES
8.1     Events  of  Default
8.2     Acceleration
8.3     Other  Remedies
8.4     Waiver  of  Past  Defaults
ARTICLE  IX
RESTRICTIONS  ON  TRANSFER
9.1     Securities  Laws  Restrictions  on  Transfer
9.2     Restrictive  Legend
9.3     Additional  Restrictions
ARTICLE  X
AMENDMENT,  SUPPLEMENT  AND  WAIVER
10.1     With  Consent  of  Holders  of  the  Note
ARTICLE  XI
MISCELLANEOUS
11.1     Notices
11.2     Duplicate  Originals
11.3     Governing  Law
11.4     No  Adverse  Interpretation  of  Other  Agreements
11.5     Successors  and  Assigns
11.6     Separability
11.7     Headings,  etc.
11.8     Confidentiality
11.9     Lender  Representations  and  Warranties

     LOAN AGREEMENT (the "Agreement") dated as of December 29, 2000 among ASCENT PEDIATRICS, Inc., a Delaware corporation (the "Company"), and FS ASCENT
INVESTMENTS LLC, a Delaware limited liability company (the "Lender"). WHEREAS, the Lender has agreed to loan to the Company an aggregate of up to $6,250,000 from time to time upon the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises, it is agreed by and among the parties hereto as follows:
   ARTICLE IARTICLE I1DEFINITIONS AND INCORPORATION BY REFERENCEDEFINITIONS AND
                           INCORPORATION BY REFERENCE
1.1     DEFINITIONS1.1     Definitions  .
"Affiliate"  shall have the meaning ascribed to it in Rule 405 promulgated under
 ---------
the  Securities  Act.
"Alpharma"  means  Alpharma  USPD  Inc.,  a  Maryland  corporation.
 --------
"Approved Accounting Firm" shall have the meaning set forth in Section 6.1(a) of
 ------------------------
this  Agreement.
"Bankruptcy  Law"  means Title 11, U.S. Code or any similar Federal or State law
 ---------------
for the relief of debtors. The term "Custodian" means any receiver trustee, assignee, liquidator or similar official under any Bankruptcy Law.
"Board  of  Directors"  means  the  Board  of  Directors  of  the Company or any
 --------------------
committee  of  the  Board  authorized  to  act  for  it  hereunder.
 -------
"Borrowed  Money  Indebtedness"  means,  with  respect  to  any  Person, without
 -----------------------------
duplication:
 ------
     (a)     all  obligations  of  such  Person  for  borrowed  money;
(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;
(c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person;
(d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services (excluding obligations of such Person to creditors for raw materials, inventory, services and supplies and deferred payment for services to employees and former employees incurred in the ordinary course of such Person's business);
(e)     all  capital  lease  obligations;
(f) all obligations of others secured by any Lien on Property or assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed;
(g) all outstanding letters of credit, surety bonds and currency swap or similar agreements issued for the account of such Person; and
(h)     all  guarantees  of  such  Person  for obligations of the type described above.
"Business  Day"  means  any  day  which is neither a Saturday nor a Sunday nor a
 -------------
legal  holiday on which banks are authorized or required to be closed in Boston,
 ---
Massachusetts  or  New  York,  New  York.
"Capital  Stock"  means  any  and all shares, interests, participations or other
 --------------
equivalents  of  or  interests  in  (however  designated) equity of the Company,
 --
including  any  preferred  stock,  but excluding any debt securities convertible
 --
into  such  equity  prior  to  such  conversion.
 --
"Change  in  Control  or  Sale"  of  the  Company  means:
 -----------------------------
     (a)     the  acquisition  by  any  Person  or "group" within the meaning of
Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its Subsidiaries, any employee benefit plan of the Company or its Subsidiaries which acquires beneficial ownership of voting securities of the Company, or the Lender or its Affiliates) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the aggregate voting power of all classes of outstanding Voting Capital Stock that are then outstanding or that are issuable upon the conversion or exercise of convertible securities, options, warrants or rights of the Company that are then outstanding; provided that any voting securities acquired directly from the Company by an underwriter of the Company as part of an underwritten public offering of Capital Stock of the Company shall not be deemed to be beneficially owned by such underwriter for purposes of determining whether a Change in Control or Sale has occurred;
(b) Persons who constitute all of the Directors of the Company, as of the Closing Date, cease, for any reason, to constitute at least a majority of Directors then in office, provided that any Person becoming a director subsequent to the Closing Date whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the incumbent Directors shall be considered as though such Person were one of the incumbent Directors as of the Closing Date, provided, however, that there shall be excluded from this clause (b) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board of Directors;
(c) the consummation of a reorganization, merger or consolidation involving the Company, if the stockholders of the Company beneficially owning 100% of the aggregate voting power of all classes of Voting Capital Stock that are then outstanding or that are issuable upon conversion or exercise of convertible securities, options, warrants or rights that are then outstanding immediately prior to such reorganization, merger, or consolidation do not, immediately thereafter, beneficially own more than 50% of the aggregate voting power of all classes of Voting Capital Stock that are then outstanding or issuable upon conversion or exercise of convertible securities, options, warrants or rights that are then outstanding; or
(d) a liquidation or dissolution of the Company (other than pursuant to the United States Bankruptcy Code) or the conveyance, transfer or leasing of all or substantially all of the assets of the Company to any Person (it being understood that any conveyance, transfer or leasing of assets of the Company which is submitted for the approval of the stockholders of the Company shall be deemed to be of all or substantially all of the assets of the Company). "Closing Date" means January 2, 2001.
 -------------
"Collateral"  has  the  meaning  set  forth  in  the  Security  Agreement.
 ----------
"Common  Stock"  means  the  New  Common  Stock.
 -------------
"Company"  means  the  party  named  as  such  in the recitals until a successor
 -------
replaces it pursuant to the applicable provision hereof and thereafter means the
 -----
successor  to  such  party.
"Default"  means  any event which is, or after notice or passage of time or both
 -------
would be, an Event of Default (as defined in Article VIII of this Agreement). "Demand Date" means June 30, 2001, subject to extension in accordance with
 ------------
Section  2.2  of  the  Fifth  Amendment.
 ----
"Depositary  Agreement"  means the Depositary Agreement dated as of February 16,
 ---------------------
1999 by and among the Company, Alpharma USPD Inc. and State Street Bank and Trust Company, as Depositary, as amended.
"Derivative  Securities"  has  the  meaning  set forth in Section 3.3(a) of this
 ----------------------
Agreement.
 ---
"Encumbrance"  has  the  meaning  set forth in Section 3.4(a) of this Agreement.
 -----------
"Event  of  Default" has the meaning set forth in Section 8.1 of this Agreement.
 ------------------
"Exchange  Act"  means  the  Securities  Exchange  Act  of  1934,  as  amended.
 -------------
"FDA"  means  the  United  States  Food  and  Drug  Administration.
 ---
"Fifth  Amendment"  means  the  Fifth Amendment dated the date hereof to the May
 ----------------
1998  Securities  Purchase  Agreement.
 --
"Financial  Statements"  has  the  meaning  set  forth in Section 3.7(a) of this
 ---------------------
Agreement.
 ----
"First  Loan"  has  the  meaning  set  forth  in  Section 2.3 of this Agreement.
 -----------
"First  Loan  Date"  has the meaning set forth in Section 2.3 of this Agreement.
 -----------------
"FS Investments/Alpharma Loan Agreement" shall mean the Loan Agreement dated the
 --------------------------------------
date  hereof,  by  and  between  Lender  and  Alpharma.
"GAAP"  means  U.S.  generally  accepted accounting principles as in effect from
 ----
time  to  time.
 --
"Historical Financial Statements" has the meaning set forth in Section 3.7(a) of
 -------------------------------
this  Agreement.
"Holder"  means  the Lender and any other Person to whom all or a portion of the
 ------
Note is transferred in accordance with Article IX of this Agreement. "Indebtedness" means and includes:
 ------------
     (a) all items which in accordance with GAAP would be included on the liability side of a balance sheet on the date as of which Indebtedness is to be determined (excluding capital stock, surplus reserves and deferred credits);
     (b)     all  guaranties,  letter  of  credit,  contingent  reimbursement obligations and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, indebtedness of others; and
(c) all indebtedness secured by any Lien existing on any interest of the Person with respect to which indebtedness is being determined in Property owned subject to such Lien whether or not the indebtedness secured thereby shall been assumed.
"Investment"  means the purchase or other acquisition of any Indebtedness of, or
 ----------
the making of any loan, advance or capital contribution to, or the incurring of any liability, contingent or otherwise, in respect of the Indebtedness of, any Person.
"Lien"  means  any  mortgage,  pledge,  charge,  encumbrance, security interest,
 ----
collateral assignment or other lien or restriction of any kind, whether based on
 ----
common law, constitutional provision, statute or contract, and shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions and other title exceptions.
"Loan"  means  any  borrowing  by the Company from the Lender of up to a maximum
 ----
principal  amount  of $6,250,000 pursuant to Section 2.1 and the other terms and
 --
conditions  of  this  Agreement.
"Loan  Date"  has  the  meaning  set  forth  in  Section  2.3 of this Agreement.
 ----------
"Material  Adverse  Effect" means, when used in connection with the Company, any
 -------------------------
development, change or effect that is materially adverse to the business, Properties (including, without limitation, Intellectual Property), assets, net worth, financial condition, results of operations or future prospects (including, without limitation, future equity value) of the Company and its Subsidiaries taken as a whole.
"Maturity  Date" means December 31, 2001, provided, however, that the Lender, in
 --------------                           --------  -------
its  sole  discretion, may extend such date one or more times, further, however,
                                                               -------  -------
in no event shall the Maturity Date be later than June 30, 2002. "May 1998 Securities Purchase Agreement" means the Series G Securities Purchase
 ---------------------------------------
Agreement dated as of May 13, 1998 by and among the Company and the Purchasers named in Schedule I thereto.
"New  Common  Stock"  has  the  meaning  set  forth in the Depositary Agreement.
 ------------------
"Note"  means  the  note  to  be issued by the Company to the Lender pursuant to
 ----
Section  2.2(a)  of this Agreement, substantially in the form attached hereto as
 ---
Exhibit  A,  evidencing  the  maximum  principal  amount  of the Loans; provided
 ---------
however,  that  in  the  event that the Lender transfers all or a portion of the
 -----
Note in accordance with Article XI, all references to the Note in this Agreement
 --
shall be deemed to include the Notes issued by the Company upon such exchange or transfer.
"Notice  of  Borrowing"  has  the  meaning  set  forth  in  Section  2.3 of this
 ---------------------
Agreement.
 --------
"Officer"  means  the  Chairman of the Board, the President, any Vice President,
 -------
the  Treasurer  or  the  Secretary  of  the  Company.
 -
"Permitted  Investments"  means:
 ----------------------
     (a) readily marketable securities issued or fully guaranteed by the United States of America with maturities of not more than one year;
     (b) commercial paper rated "Prime 1" by Moody's Investors Services, Inc. or "A-1" by Standard and Poor's Rating Services with maturities of not more than 180 days;
(c) certificates of deposit or repurchase obligations issued by any bank organized under the laws of the United States of America or any state thereof having capital surplus of at least $100,000,000 or by any other financial institution acceptable to the Requisite Holders, all of the foregoing not having a maturity of more than one year from the date of issuance thereof; and
(d)     other Investments not exceeding, in the aggregate, $50,000 in any fiscal year.
     "Permitted  Liens"  means  each  of  the  following:
      ----------------
     (a) artisans' or mechanics' Liens arising in the ordinary course of business, and Liens for taxes, but only to the extent that payment thereof shall not at the time be due or if due, the payment thereof is being diligently contested in good faith and adequate reserves computed in accordance with GAAP have been set aside therefor;
(b) Liens in effect on the First Loan Date and disclosed to the Lender in the Financial Statements, provided that neither the Borrowed Money Indebtedness secured thereby nor the Property covered thereby shall increase after the First Loan Date without the prior written consent of the Requisite Holders, provided that, for purposes of this clause (b), the accrual of interest on such Borrowed Money Indebtedness, so long as it is not converted to principal, shall not be deemed to increase such Borrowed Money Indebtedness;
(c) normal encumbrances and restrictions on title which do not secure Borrowed Money Indebtedness and which do not have a material adverse affect on the value or utility of the applicable Property;
(d) Liens incurred or deposits made in the ordinary course of business (i) in connection with workmen's compensation, unemployment insurance, social security and other like laws, or (ii) to secure insurance in the ordinary course of business, the performance of bids, tenders, contracts, leases, licenses, statutory obligations, surety, appeal and performance bonds and other similar obligations incurred in the ordinary course of business, but not, in any of the cases specified in this clause (ii), incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase of Property;
(e) Liens in connection with or to secure Borrowed Money Indebtedness permitted under Section 7.1(c);
(f) attachments, judgments and other similar Liens arising in connection with the court proceedings, provided that the execution and enforcement of such Liens are effectively stayed and the claims secured thereby are being actively contested in good faith with adequate reserve made therefor in accordance with GAAP;
(g) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens incurred in good faith in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained in accordance with GAAP;
(h) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, and restrictions on the use of Property, and which do not in any case singly or in the aggregate materially impair the present use or value of Property subject to any such restriction or materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries, if any;
(i) Liens securing purchase money Indebtedness permitted under Section 7.1 hereof and covering only the Property so purchased;
(j) capital leases and sale/leaseback transactions permitted under the other provisions of this Agreement;
(k)     extensions, renewals and replacements of Liens referred to in paragraphs
(a) through (j) of this Section; provided that any such extension, renewal or replacement Lien shall be limited to the Property or assets (and, in the case of clause (e), categories of Property or assets) covered by the Lien extended, renewed or replaced and that the Borrowed Money Indebtedness secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the Indebtedness secured by the Lien extended, renewed or replaced; and
(l)     the  Liens  created  by  the  Security  Agreement.
"Person"  means  any  individual,  corporation,  association,  company, business
 ------
trust,  partnership,  joint  venture,  joint-stock  company,  limited  liability
 ----
company,  trust, unincorporated organization or association or government or any
 ----
agency  or  political  subdivision  thereof.
"Property"  means  any  interest in any kind of property or asset, whether real,
 --------
personal  or  mixed,  tangible  or  intangible.
 -
"Requisite  Holders"  means  Holders of more than 50% of the aggregate principal
 ------------------
amount  of  the  Note  outstanding  at  any  time.
 -
"SEC"  means  the  United  States  Securities  and  Exchange  Commission.
 ---
"Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
 ---------------
"Security  Agreement" means the Security Agreement dated the date hereof between
 -------------------
the  Company  and  the  Lender.
"Series G Preferred" means the Series G Convertible Exchangeable Preferred Stock
 ------------------
of  the  Company.
"Series  H  Preferred"  means  the  Series  H  Preferred  Stock  of the Company.
 --------------------
"Subsidiary"  of a Person means any corporation, association, partnership, joint
 ----------
venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. The term "to the knowledge of" or derivatives thereof shall mean the actual
            ----------------------
knowledge  of  the  Chief  Executive  Officer  of  the  Company.
"Voting Capital Stock" means the Capital Stock entitled to vote generally in the
 --------------------
election  of  directors.
"Warrants"  means  the  Warrants  to purchase Depositary Shares (as such term is
 --------
defined  in  the  Depositary  Agreement)  issued  or  to be issued to the Lender
 --
pursuant  to  the  Fifth  Amendment.
 --
"1934  Act  Filings" means the Annual Report on Form 10-K of the Company for the
 ------------------
fiscal year ended December 31, 1999, the Quarterly Reports of the Company on Form 10-Q for each of the three months ended March 31, 2000, June 30, 2000 and September 30, 2000 and any other reports or other documents filed by the Company with the SEC since December 31, 1999 pursuant to the Exchange Act. "2000 Financial Statements" has the meaning set forth in Section 3.7(a) of this
 --------------------------
Agreement.
"8%  Subordinated  Notes"  means  the  Company's  8%  Subordinated  Notes in the
 -----------------------
aggregate  principal  amount  of  $9,000,000  issued  pursuant  to  the May 1998
 ------
Securities  Purchase  Agreement.
 ------
1.2     Rules  of  Construction1.2     Rules  of  Construction.
     Unless  the  context  otherwise  requires:
a.     a  term  has  the  meaning  assigned  to  it;
b. an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;
c.     "or"  is  not  exclusive;
d. words in the singular include the plural and in the plural include the singular;
e.     provisions  apply  to  successive  events  and  transactions;  and
f. "herein", "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.
     ARTICLE IIARTICLE II1AMOUNT AND TERMS OF NOTESAMOUNT AND TERMS OF NOTES
2.1     COMMITMENT  TO  LEND;  LOANS2.1     Commitment  to Lend; Loans.  On the
terms and subject to the conditions contained in this Agreement (including, without limitation, Section 2.3(b) of this Agreement), the Lender agrees to make one or more Loans to the Company from time to time on any Business Day or after January 2, 2001 and on or prior to December 31, 2001. The maximum principal amount of Loans outstanding at any time shall not exceed $6,250,000 at any time. Amounts repaid pursuant to Sections 2.4(b), 2.5 or 2.6 may not be reborrowed by the Company. The Lender shall (i) have no obligation to make more than one Loan in any one calendar month and (ii) have no obligation to make any Loans to the Company prior to January 2, 2001 or after December 31, 2001.
2.2     EVIDENCE  OF  DEBT2.2     Evidence  of  Debt.
(a) On the First Loan Date (as defined in Section 2.3(a)), Lender shall receive from the Company the Note evidencing the maximum aggregate principal amount of the Loans.
(b) There shall be attached to the Note, and maintained by the Company, a register in which the Company shall, from time to time, record (i) the date and amount of each Loan under the Note, (ii) the date and amount of any interest payments due under the Note and (iii) the date and amount of any principal and interest payments made by the Company under the Note. The entries made in the register by the Company shall be conclusive and binding for all purposes, absent manifest error.
2.3     MAKING  OF  LOANS2.3     Making  of  Loans.
(a) The Lender agrees to make each Loan upon receipt of a notice of borrowing in the form of Exhibit B attached hereto (a "Notice of Borrowing") specifying the amount of the proposed Loan given by the Company to the Lender not later than 10:00 am (New York time) on the tenth Business Day prior to the date of the proposed Loan, except with respect to the first Loan hereunder which shall be in the principal amount of $2,000,000 (the "First Loan") and which shall be made by the Lender to the Company on January 2, 2001 (the "First Loan Date") and shall be made without any requirement that the Company deliver a
Notice of Borrowing. Subject to the terms and conditions of this Agreement, upon the date of a proposed Loan (a "Loan Date"), the Lender shall make available for the account of the Company in accordance with the bank wire instructions contained in such Notice of Borrowing, immediately available funds in the amount of the Loan. Each Loan shall be in an aggregate amount of not less than $500,000 or a multiple of $100,000 in excess thereof and not more than $1,000,000; provided, however, the Loans requested in the months of February, 2001 and March, 2001 may be in an aggregate amount of not more than $1,500,000 per month. Each Notice of Borrowing shall be irrevocable and binding upon the Company. The Company shall indemnify the Lender against any loss, cost or expense including, without limitation, the cost of Lender funds on its credit facilities, incurred by the Lender if a proposed Loan requested in a Notice of Borrowing is not made by the Lender because the conditions precedent to such Loan as set forth in Section 4.1 or 4.2 of this Agreement, as applicable, were not satisfied or waived.
(b) Each Notice of Borrowing shall describe the proposed use of proceeds, and shall provide sufficient information to allow the Lender to reasonably determine that the proceeds of the requested Loan will be used as required by
Section 6.1. The Lender shall have the reasonable opportunity to discuss the proposed use of proceeds with the Company.
2.4     INTEREST AND PRINCIPAL PAYMENTS2.4     Interest and Principal Payments.
(a) The Company shall accrue interest on the unpaid principal amount of each Loan from the date of the making thereof until the principal amount thereof shall be paid in full at a rate of 7.5% per annum. Interest shall be due and payable by the Company with respect to each Loan quarterly, in arrears on the last day of each of March, June, September and December. All amounts paid shall first be applied to any accrued but unpaid interest. All payments required to be made by the Company under this Agreement shall be paid to the Lender to an account of the Lender designated to the Company in writing.
(b) On or prior to the Maturity Date, the Company may prepay all or a portion of the outstanding principal amount of the Note, together with any accrued and unpaid interest thereon to the date of such prepayment, in its sole discretion. Unless payment is required prior to the Maturity Date pursuant to the terms hereof, the Company shall repay the outstanding aggregate principal amount of the Note , together with any accrued and unpaid interest thereon, on the Maturity Date.
(c) If any required payment of principal or interest is not paid when due, whether at stated maturity, by acceleration or otherwise, the interest rate applicable to the amount of any such payment shall be the 7.5% per annum provided above plus an additional 2% per annum, all payable on demand.
2.5     MANDATORY  PREPAYMENT  UPON  CHANGE IN CONTROL OR SALE2.5     Mandatory
Prepayment upon Change in Control. The Company shall give all Holders notice of any Change in Control or Sale with respect to the Company within 10 days after the earlier of (i) the date of such Change in Control or Sale, (ii) the date on which the Company becomes aware of such Change in Control or Sale and (iii) approval by the Board of Directors of, or execution of any executory contract or binding or non-binding letter of intent with respect to, a Change in Control or Sale. Upon any such Change in Control or Sale, any Holder shall have the right at its option exercisable upon written notice to the Company within 15 days after the Holder receives notice of such Change in Control or Sale, to require the Company to prepay all of the outstanding amounts of principal and accrued and unpaid interest under the Note held by such Holder. The payment required by the preceding sentence shall be made on the later of (i) the consummation of the Change in Control or Sale or (ii) first Business Day after the date of such notice from such Holder. Following a Change in Control or Sale with respect to the Company, the Lender shall have no further obligations to make Loans.
2.6     MANDATORY  PREPAYMENT  UPON  DEMAND2.6     Mandatory  Prepayment  Upon
Demand
(a) On or at any time after the Demand Date, Holders of at least 80% of the outstanding Notes may, at their option exercisable upon 30 days' prior written notice (which may be given prior to the Demand Date), require the Company to prepay all of the outstanding amounts of principal and accrued and unpaid interest  under  the  Notes.
(b)     The  Demand  Date  may  be  extended  at  the  option  of the Company in accordance  with  Section  2.2  of  the  Fifth  Amendment.
2.7     FS  INVESTMENTS/ALPHARMA  LOAN  AGREEMENT.
(a)     In the event that (i) the Company completes the procedures enumerated in
Article 2 hereof to request a Loan and has fulfilled all conditions to such Loan and (ii) the Lender fails to request a Loan for the corresponding amount pursuant to the terms of the FS Investments/Alpharma Loan Agreement within five Business Days thereof, the Company may submit a Notice of Borrowing pursuant to
Section 2.5 of the FS Investments/Alpharma Loan Agreement and shall have the option to enforce any remedies possessed by the Lender (as defined in this Agreement) under the FS Investments/Alpharma Loan Agreement.
(b)     In  the event that (i) the Lender completes the procedures enumerated in
Article 2 of the FS Invesments/Alpharma Loan Agreement to request a Loan and has fulfilled all conditions to such Loan and (ii) Alpharma fails to deliver such Loan on the Loan Date (as defined in the FS Investments/Alpharma Loan Agreement), then the Company shall have the option to enforce any remedies possessed by the Lender (as defined in this Agreement) under the FS Investments/Alpharma Loan Agreement.
           ARTICLE IIIARTICLE III1REPRESENTATIONS AND WARRANTIES OF THE
              COMPANYREPRESENTATIONS AND WARRANTIES OF THE COMPANY
The  Company  represents  and  warrants  to  the  Lender  as  follows:
3.1     ORGANIZATION  AND  EXISTENCE,  ETC.3.1     Organization  and Existence,
etc. The Company (a) is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted, and (b) is duly qualified to do business as a foreign corporation and is in good standing (or the equivalent thereof under applicable law) in each jurisdiction in which the conduct of its business requires such qualification by reason of the ownership or leasing of property or otherwise (except for those jurisdictions in which the failure so to qualify does not have a Material Adverse Effect).
3.2     CAPITALIZATION3.2     Capitalization.
(a) After giving effect to the Fifth Amendment, on the date hereof (i) the Company's authorized Capital Stock consists of: (A) 60,000,000 shares of Common Stock, of which 9,781,814 shares are issued and outstanding and (B) 5,000,000 shares of "blank check" preferred stock, $.01 par value per share, of which (1) 7,000 shares have been designated Series G Convertible Exchangeable Preferred Stock, all of which shares were exchanged for 8% convertible subordinated notes of the Company on July 23, 1999 and (2) 4,000 shares have been designated Series H Preferred Stock and (ii) the Company has outstanding the securities set forth on Schedule 3.2 attached hereto which are convertible into or exercisable or exchangeable  for  Depositary  Shares  (the  "Derivative  Securities").
(b) All the issued and outstanding shares of Capital Stock of the Company are validly issued, fully paid, non-assessable, free of preemptive and similar rights and have been offered, issued, sold and delivered by the Company in transactions in compliance with the applicable federal, state and foreign securities laws. Other than as set forth in Schedule 3.2 attached hereto, there are no outstanding agreements or commitments requiring the Company to issue Capital Stock or Derivative Securities as of the date hereof.
3.3     AUTHORIZATION;  BINDING  OBLIGATIONS3.3     Authorization;  Binding
Obligations.
(a) The Company has full power and authority to execute and deliver this Agreement, the Note and the Security Agreement and such other documents furnished or to be furnished by the Company hereunder. This Agreement, the Note and the Security Agreement have been duly authorized, executed and delivered by the Company and each constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The issuance, offering and sale of the Notes pursuant to this Agreement and the compliance by the Company with the provisions of this Agreement and the Note, and the consummation of the other transactions contemplated hereby or thereby (except as contemplated by the Security Agreement), will not result in the creation or imposition of any Lien, charge, security interest or encumbrance (collectively, "Encumbrance") upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under,
(i) the Certificate of Incorporation and Bylaws of the Company, (ii) any contract or other agreement to which the Company is a party or by which the Company or any of its properties is bound (other than the Loan Agreement dated February 16, 1999 among the Company, Alpharma and Alpharma Inc., which shall terminate on the date hereof) or (iii) any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body, domestic or foreign, applicable to the business or Properties of the Company, except, with respect to clauses (ii) and (iii), circumstances that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b) The Note has been duly authorized for issuance. When the Note has been duly executed and delivered by the Company in accordance with this Agreement, the Note will constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.
3.4     COMPLIANCE  WITH  INSTRUMENTS, ETC.3.4     Compliance with Instruments,
etc. Except as set forth on Schedule 3.4 hereto, the Company is not in breach or violation of, or in default under, any term or provision of (i) its Certificate of Incorporation and Bylaws, (ii) any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note agreement, debt instrument or other agreement or instrument to which it is a party or by which it is bound or to which any of its Property is subject, the effect of which breach, violation or default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or of any arbitrator, court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its respective activities or properties and the effect of which breach, violation or default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
3.5     LITIGATION3.5     Litigation.  Except  as  set  forth  on  Schedule 3.5
hereto, there are no actions, suits, proceedings or investigations pending, or, to the knowledge of the Company, threatened, against the Company before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or any actions, suits, proceedings or investigations pending, or, to the knowledge of the Company, threatened, which challenges the validity of any action taken or to be taken pursuant to or in connection with this Agreement or the issuance of the Note which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
3.6     OFFERING3.6     Offering.  Subject  to  Lender's  representations  and
warranties in Section 11.9, the offer, sale and issuance of the Note to the Lender as contemplated by this Agreement is not subject to the registration requirements of the Securities Act , and neither the Company nor anyone acting on its behalf, has taken or will take any action that would cause such registration requirements to be applicable.
3.7     PERMITS;  GOVERNMENTAL AND OTHER APPROVALS3.7     Permits; Governmental
and Other Approvals. Except as set forth in Schedule 3.7 hereto, the Company has such licenses, permits, consents, orders, approvals and other authorizations necessary for the conduct of its business as now being conducted, except where the absence of such authorizations would not have a Material Adverse Effect. Other than pursuant to Agreements with Alpharma which shall terminate on the date hereof, no approval, consent, authorization or other order of, and no designation, filing, registration, qualification or recording with, any governmental authority, domestic or foreign, is required for the Company's performance of this Agreement or the consummation by the Company of the transactions contemplated hereby except for the filing of a Certificate of Designation with respect to the Series H Preferred Stock, the filing of a Form D under the Securities Act, the filing of one or more Reports on Form 8-K under the Exchange Act and the filing of a UCC-1 concerning the Collateral under the Security Agreement.
3.8     FORM  10-K  AND  10-Q3.8     Form  10-K and 10-Q.  The Annual Report on
Form 10-K of the Company for the fiscal year ended December 31, 1999, the Quarterly Reports on Form 10-Q for each of the three months ended March 31, 2000, June 30, 2000 and September 30, 2000, complied or will comply as to form in all material respects with the applicable requirements of the Exchange Act and did not, as of the date of such filing, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
3.9     PRIORITY3.9     Priority.  The  security  interest  under  the Security
Agreement is a valid and perfected security interest in the Collateral referred to therein, securing the obligations secured thereby, and such security interest is subject to no Liens that are prior to, on a parity with or junior to such Security Interest other than Permitted Liens , and the Security Agreement is enforceable as security for the obligations secured thereby in accordance with its terms against the Company, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.
     ARTICLE IVARTICLE IV1CONDITIONS OF OBLIGATIONS OF THE LENDERCONDITIONS OF
                            OBLIGATIONS OF THE LENDER
4.1 CONDITIONS TO LENDER'S OBLIGATIONS ON THE FIRST LOAN DATE4.1 Conditions to Lender's Obligations on the First Loan Date. The obligation of the Lender to make the First Loan is subject to the fulfillment to its reasonable satisfaction, or the waiver in writing by the Lender, on the First
Loan  Date  of  each  of  the  following  conditions:
(a)     Representations  and  Warranties  Correct.  The  representations  and
        -----------------------------------------
warranties of the Company in Article III hereof shall be (x) true and correct on and as of the date hereof and (y) true and correct in all material respects on and as of the First Loan Date with the same force and effect as if they had been made on and as of the First Loan Date, except in the case of clause (y) for (i) those representations and warranties which address matters only as of a particular date (which shall be true and correct as of such date) and (ii) circumstances in which the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected  to  have  a  Material  Adverse  Effect.
(b)     Compliance  Certificate.  The Company shall have delivered to the Lender
        -----------------------
a certificate of the Company's President, dated the First Loan Date, certifying to the fulfillment of the conditions specified in subsections (a) and (e) of this Section 4.1.
(c)     No  Impediments.  No  statute,  judgment,  order or decree of any court,
        ---------------
regulatory body, administrative agency or any other governmental agency or body shall be in effect which would impose any material limitation on the ability of the Lender to exercise full rights of ownership of the Notes.
(d)     No  Defaults.  The  Company shall not be in default under any indenture,
        ------------
mortgage, agreement, instrument or commitment evidencing or under which there is at the time outstanding any Indebtedness of the Company or any Subsidiary, in excess of $200,000, or which results in such Indebtedness, in an aggregate amount (with other defaulted Indebtedness) in excess of $200,000 becoming due and payable prior to its due date.
(e)     No  Material  Adverse  Events.  Except  as  set  forth  in the schedules
        -----------------------------
attached hereto pursuant to Article III hereof, as disclosed in the 1934 Act Filings filed with the SEC prior to the date hereof or as set forth in Schedule 4.1(e) hereto, since September 30, 2000, there shall have been no Material Adverse Effect with respect to the Company (other than the continued incurrence of losses in the ordinary course of business).
(f)     Legal  Investment.  The  purchase  of  the  Note by the Lender hereunder
        -----------------
shall be legally permitted by all statutes, rules and regulations to which the Lender and the Company are subject.
(g)     Qualifications.  All  authorizations,  approvals  or permits, if any, of
        --------------
any  governmental  authority  or  regulatory  body  that  are  now  required  in connection with the lawful issuance and sale of the Note pursuant to this Agreement shall have been duly obtained and shall be in full force and effect.
(h)     Issuance Taxes.  All taxes imposed by law in connection with the initial
        --------------
issuance, sale and delivery of the Note shall have been fully paid by the Company, and all laws imposing such taxes shall have been fully complied with at the time of such issuance.
(i)     Proceedings and Other Documents.  All corporate and other proceedings in
        -------------------------------
connection with the transactions contemplated by this Agreement shall have been taken, and the Lender shall have received such other documents and instruments in form and substance reasonably satisfactory to it and its counsel, as to such other matters incident to the transaction contemplated hereby as it may reasonably request.
(j)     Opinion  of Counsel.  The Lender shall have received the opinion of Hale
        -------------------
and Dorr LLP, counsel for the Company, dated the First Loan Date, substantially with respect to the matters set forth on Exhibit C attached hereto.
(k)     Consents, Waivers, Etc.  The Company shall have obtained all consents or
        ----------------------
waivers necessary to execute and deliver this Agreement, issue the Note and carry out the transactions contemplated hereby and thereby, and all such consents and waivers shall be in full force and effect except for shareholder approval.
(l)     Alpharma  Arrangements.  The  following  events  shall  have  occurred:
        ----------------------
(A) each of the Company and Alpharma shall have executed and delivered a Product Purchase Agreement relating to the Feverall product, in form and substance satisfactory to the Lender, and Alpharma shall have acquired the
Feverall  product  pursuant  to  such  Product  Purchase  Agreement;  and
(B) Each of the Company and Alpharma shall have executed and delivered a Termination Agreement, in form of substance satisfactory to the Lender.
(m)     Delivery.  The  Company shall have delivered to the Lender (i) the Note,
        --------
(ii)  the  Security  Agreement,  (iii)  and  the  following:
(A) a certified copy of the Company's Certificate of Incorporation and all amendments thereto, certified as being true by a principal Officer of the Company;
(B) a copy of the Company's Bylaws, as amended to date, certified as being true by a principal Officer of the Company; and
(C) a certificate of good standing of the Company as a foreign corporation certified as of a recent date by the Secretary of State of the Commonwealth of Massachusetts, and from every jurisdiction in which the Company is qualified to do business.
(D) a signed UCC-1 covering the Collateral (as such term is defined in the Security Agreement)
4.2     CONDITIONS  PRECEDENT  TO EACH LOAN4.2     Conditions Precedent to Each
Loan. The obligation of the Lender to make any Loan other than the First Loan is subject to the fulfillment to its reasonable satisfaction, or the waiver by the Lender, on or prior to the applicable Loan Date of each of the following conditions:
(a)     The conditions set forth in subsections (c), (d), (f) and (g) of Section
4.1  remain  fulfilled  or  waived  by  Lender.
(b) No event has occurred and is continuing, or would result from the Loan being made on such date, which constitutes a Default or an Event of Default.
(c) The Lender shall be reasonably satisfied that the proceeds of the Loan being made will be used as set forth in Section 6.1.
4.3     COOPERATION4.3     Cooperation.  The  Lender  shall take all reasonable
steps and use all reasonable efforts necessary or desirable, and shall cooperate with the Company to enable it, to obtain, as promptly as practicable, all approvals, authorizations, certificates, consents and clearances required to consummate the transactions contemplated hereby and satisfy the conditions set forth in Sections 4.1 and 4.2.
                                    ARTICLE V

                        ARTICLE V1[Intentionally Omitted]


  ARTICLE VIARTICLE VI1AFFIRMATIVE COVENANTS OF THE COMPANYAFFIRMATIVE COVENANTS
                                 OF THE COMPANY
     Subject  to  Section  6.3  hereof, the Company hereby covenants and agrees:
6.1     USE  OF PROCEEDS6.1     Use of Proceeds.  The Company shall use all the
proceeds received from the Loans for (a) general working capital purposes or (b) the payment of legal fees and disbursements, accounting fees and investment banking fees and other fees and expenses incurred in connection with the transactions contemplated by this Agreement. Pending the Company's use of the proceeds as set forth herein, the Company shall invest all Loan proceeds in Permitted Investments consisting exclusively of such proceeds.
6.2     FURTHER  ASSURANCES6.2     Further  Assurances.  From  time to time the
Company shall execute and deliver to Lender such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by Lender in order to implement or effectuate the terms and provisions of this Agreement.
6.3     TERMINATION6.3     Termination.  The  covenants  and  agreements of the
Company set forth in this Article VI shall terminate and be of no further force or effect at such time as no principal or interest on the Note is outstanding or payable (whether as a result of the payment of all outstanding principal and accrued interest on the Note) and no amounts may be borrowed pursuant to this Agreement.
6.4     STRATEGIC TRANSACTION6.4     Strategic Transaction.  Promptly following
the date hereof, the Company shall seek to engage an investment bank, commercial bank, business broker or comparable entity to assist the Company in consummating a strategic transaction with a third party, it being understood that the consummation of any strategic transaction shall be in the sole discretion of the Company.
           ARTICLE VIIARTICLE VII1NEGATIVE COVENANTSNEGATIVE COVENANTS
     Subject to Section 7.14 hereof, the Company hereby covenants and agrees that it will not, will not agree to and will not suffer or permit any Subsidiary of the Company to, do any of the following without the consent of the Requisite
Holders:
7.1     BORROWED  MONEY  INDEBTEDNESS7.1     Borrowed  Money  Indebtedness.
Create, incur, suffer or permit to exist, or assume or guarantee, or become or remain liable with respect to any Borrowed Money Indebtedness, except the following:
     (a)     the  Note;
(b) the Borrowed Money Indebtedness existing on the date of this Agreement and disclosed in the Financial Statements, and all renewals, extensions and replacements (but not increases) of any of the foregoing, provided that the accrual of interest on such liabilities, so long as it is not converted to principal, shall not be deemed to increase such liabilities;
(c) purchase money Indebtedness permitted by Section 7.10 to the extent liens securing the same are allowed by the other provisions of this Agreement;
(d) capitalized lease obligations to the extent leases with respect thereto are allowed by the other provisions of this Agreement; and
(e) the convertible notes issued pursuant to the May 1998 Securities Purchase Agreement.
(f) additional principal of up to $500,000 of Borrowed Money Indebtedness in the aggregate outstanding at any time;
7.2     LIENS7.2     Liens.  Create or suffer to exist any Lien upon any of its
Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; provided, however, that the Company any Subsidiaries of the Company may create or suffer to exist Permitted Liens.
7.3     CONTINGENT  LIABILITIES7.3     Contingent  Liabilities.  Directly  or
indirectly guarantee the performance or payment or, or purchase or agree to purchase, or assume or contingently agree to become or be secondarily liable in respect of, any obligation or liability of any other Person except for:
(a) the endorsement of checks or other negotiable instruments in the ordinary course of business;
(b) obligations disclosed to Lender in the Financial Statements (but not increases of such obligations after the First Loan Date, provided that the accrual of interest on such obligations, so long as it is not converted to principal, shall not be deemed to increase such obligations);
(c) obligations in respect of employees for continued service as evidenced by written agreements with the Company as of the date of this Agreement; and
(d)     those  liabilities  permitted  under  Section  7.1  hereof;  and
(e) customary contractual indemnity obligations in the ordinary course of business.
7.4 MERGERS, CONSOLIDATIONS AND DISPOSITIONS AND ACQUISITIONS OF ASSETS7.4 Mergers, Consolidations and Dispositions and Acquisitions of Assets. In any single transaction or series of related transactions, directly or indirectly:
     (a)     liquidate  or  dissolve;
(b) be a party to any merger or consolidation unless (i) no Default or Event of Default has occurred that is then continuing; (ii) immediately thereafter and giving effect thereto, no event will occur and be continuing which constitutes a Default; (iii) the Company, or the Subsidiary, if any, is the surviving Person; and (iv) the Holders are given at least twenty (20) days prior notice of such merger or consolidation or such lesser number of days as is practicable;
(c) sell, convey or lease all or substantially all of its assets, except for the sale of property in the ordinary course of business; or
(d) pledge, transfer or otherwise dispose of any equity interest in any of its Subsidiaries, if any exist, or issue or permit any of its Subsidiaries, if any exist, to issue any additional equity interests except to the Company or another of its Subsidiaries.
Notwithstanding the foregoing, (i) nothing in this Agreement shall prohibit the Company from selling obsolete equipment or from replacing used equipment in the ordinary course of business and (ii) the Company may undertake a transaction of the character contemplated by clauses (b) or (c) if, after giving effect thereto, the consideration from such transaction that would be paid to the holders of the Company's Depositary Shares for each Depositary Share (whether directly from the acquiror or by distribution by the Company) would exceed $.10 per Depositary Share (subject to appropriate adjustments for stock splits, stock dividends, reclassifications, or similar recapitalizations affecting the Depositary Shares).
7.5     REDEMPTION,  DIVIDENDS  AND  DISTRIBUTIONS7.5     Redemption, Dividends
and Distributions. At any time, except as contemplated by this Agreement, the terms of the Note, by the Series H Preferred: (a) redeem, retire or otherwise acquire, directly or indirectly, any equity interest of the Company or any of its Subsidiaries (other than $250,000 in any fiscal year to be used to effectuate the repurchase of restricted stock issued to employees, directors or consultants of the Company pursuant to a restricted stock agreement) or (b) make any distributions of any property or cash in respect of any of its Capital Stock.
7.6     NATURE OF BUSINESS7.6     Nature of Business.  Change the nature of its
business or enter into any business which is substantially different from the development, manufacture and sale of pharmaceuticals principally for the pediatric market.
7.7     TRANSACTIONS  WITH  RELATED  PARTIES7.7     Transactions  with  Related
Parties. Enter into any transaction or agreement with any Officer, director or beneficial owner of five percent (5%) or more of the outstanding Capital Stock in the Company or any of its Subsidiaries (or any Affiliate of any such Person) unless the transaction is upon no less favorable terms than those that are obtainable from wholly unrelated sources. The provisions of this Section 7.7 shall not apply to (a) fees and compensation (including options and equity compensation) paid to or indemnity provided on behalf of Officers, directors, employees or consultants of the Company and any of its Subsidiaries, as determined by the Board of Directors of the Company or any of such Subsidiaries or the Chief Executive Officer thereof in good faith and (b) transactions exclusively between or among the Company's Subsidiaries, provided such transactions are not otherwise prohibited by this Agreement. Notwithstanding the prior two sentences, the Company may not pay management or consulting fees to such related parties in excess of an aggregate of $50,000 per year.
7.8     LOANS  AND  INVESTMENTS7.8     Loans  and  Investments.  Make any loan,
advance, extension of credit or capital contribution to, or make or have any Investment in, any Person, or make any commitment to make any such extension of credit or investment, except (a) Permitted Investments, (b) normal and reasonable  advances  in  the  ordinary  course  of  business  to  Officers  and employees.
7.9     ORGANIZATIONAL  DOCUMENTS7.9     Organizational  Documents.  Amend,
modify, restate or supplement its Certificate of Incorporation or Bylaws if such action could reasonably be expected to adversely affect the rights of the Lender under this Agreement.
7.10     LEASE  EXPENSES;  PURCHASE  MONEY INDEBTEDNESS7.10     Lease Expenses;
Purchase Money Indebtedness. Permit aggregate operating lease expenses (excluding lease payments under capital leases), for the Company and its Subsidiaries in the aggregate in any fiscal year, to exceed $500,000. Incur or create new capital lease obligations or purchase money Indebtedness in any fiscal year in excess of $200,000 in the aggregate for the Company and its Subsidiaries. Permit aggregate capital lease obligations and purchase money Indebtedness outstanding at any one time to exceed $2,000,000 in the aggregate for the Company and its Subsidiaries.
7.11     SALE/LEASEBACKS7.11     Sale/Leasebacks.  Enter  into  any
sale/leaseback transactions except as permitted under the provisions of Section 7.10.
7.12     ISSUANCE  OF  STOCK7.12     Issuance  of  Stock.  On  or  prior to the
Maturity Date, issue, or become obligated to issue shares of Capital Stock or securities convertible into Capital Stock, except for (i) shares of Common Stock, (ii) rights, warrants or options to purchase shares of Common Stock and
(iii) Series H Preferred. Prior to the Maturity Date, establish a "Shareholders Rights Plan" or "Poison Pill" or issue any securities in connection therewith.
7.13     SUBSIDIARIES7.13     Subsidiaries.  Form,  create  or  acquire  any
Subsidiary.
7.14     TERMINATION7.14     Termination.  The  covenants and agreements of the
Company set forth in this Article VII shall terminate and be of no further force or effect at such time as no principal or interest on the Note is outstanding or payable (whether a result of the payment of all outstanding principal and accrued interest on the Note or the conversion of the Note) and no amounts may be borrowed pursuant to this Agreement.
       ARTICLE VIIIARTICLE VIII1DEFAULTS AND REMEDIESDEFAULTS AND REMEDIES
8.1     EVENTS  OF  DEFAULT8.1     Events  of  Default.  An  "Event of Default"
occurs  if:
(a) the Company defaults in the payment of interest on the Note when the same becomes due and payable and such default continues for a period of 5 Business Days;
(b) the Company defaults in the payment of the principal of the Note when the same becomes due and payable at the Maturity Date, upon acceleration or otherwise;
(c) the Company defaults in the performance of any covenants under Article VII of this Agreement;
(d) the Company fails to comply with any of the provisions of this Agreement (other than Article VII) or the Security Agreement or breaches a representation or warranty in the Security Agreement and such failure or breach continues for
20 Business Days after notice from Holders of at least eighty percent (80%) of the aggregate principal amount outstanding under the Notes;
(e) the Company defaults in payment on Borrowed Money Indebtedness (giving effect to any applicable grace periods and any extensions thereof) of at least $700,000 principal amount;
(f) there has been an acceleration of the final stated maturity of any Borrowed Money Indebtedness of the Company (which acceleration shall not have been cured, waived, rescinded or annulled for 10 Business Days) if the aggregate principal amount of such Borrowed Money Indebtedness, together with the principal amount of any other such Borrowed Money Indebtedness in default for failure to pay principal at maturity or which has been accelerated, aggregates $700,000 or more at any time;
(g) any representation or warranty of the Company under this Agreement shall prove to have been incorrect in any material respect when made or the representations and warranties contained in Section 3.9 shall be incorrect at any time during the term of this Agreement;
(h) there exists an outstanding unsatisfied final judgment which, either alone or together with other outstanding unsatisfied final judgments against the Company, exceeds an aggregate of $200,000 (to the extent not covered by insurance) and such judgment shall have continued undischarged or unstayed for 20 Business Days after entry thereof;
     (i)     the  Company,  pursuant  to or within the meaning of any Bankruptcy
Law:
     (i)     commenced  a  voluntary  case;
(ii) consents to the entry of an order for relief against it in an involuntary case;
(iii)     consents  to  the  appointment  of  a  custodian  of  it or for all or substantially  all  of  its  property;  or
     (iv)     makes  a  general assignment for the benefit of its creditors; or
(j) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:
     (i)     is  for  relief  against  the  Company  in  an  involuntary  case;
(ii) appoints a custodian of the Company for all or substantially all of its property; or
(iii) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 consecutive days.
8.2     ACCELERATION8.2     Acceleration.  If an Event of Default occurs and is
continuing, the Holders of at least eighty percent (80%) of the aggregate principal amount outstanding under the Notes by notice to the Company, may declare the principal of and any accrued interest on the Note to be due and payable. Upon such declaration such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 8.1(i) or (j) occurs, all unpaid principal and accrued interest on the Note then outstanding shall ipso facto become and be immediately due and payable without any
       ----  -----
declaration  or  other  act  on  the  part  of  any  Holder.
      ---
8.3     OTHER  REMEDIES8.3     Other  Remedies.  Notwithstanding  any  other
provision of this Agreement, if an Event of Default occurs and is continuing, Holders of at least eighty percent (80%) of the aggregate principal amount outstanding under the Notes may pursue any available remedy by proceeding at law or in equity to collect the principal of or interest then due on the Note held by such Holders. Without limiting the foregoing, the Company, the Lender and any other Holder acknowledge and agree that the respective remedies of the Company, the Lender and any other Holder at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of that fact, agree that, in the event of a breach or threatened breach by the Company of any of the provisions of this Agreement, in addition to any remedies specified herein, at law or otherwise, Holders of at least eighty percent (80%) of the aggregate principal amount outstanding under the Notes, without posting any bond, shall be entitled to seek equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available. A delay or omission by any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative.
8.4     WAIVER  OF  PAST  DEFAULTS8.4     Waiver  of  Past  Defaults.  Any past
Default or Event of Default and its consequences may be waived in accordance with Section 10.1. When a Default or an Event of Default is waived, it is cured and ceases.
      ARTICLE IXARTICLE IX1RESTRICTIONS ON TRANSFERRESTRICTIONS ON TRANSFER
9.1     SECURITIES  LAWS  RESTRICTIONS  ON  TRANSFER9.1     Securities  Laws
Restrictions on Transfer. The Note shall not be sold or transferred unless either (a) they first shall have been registered under the Securities Act or (b) the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such a transfer is exempt from the registration requirements of the Securities Act.
9.2     RESTRICTIVE  LEGEND9.2     Restrictive  Legend.  Each  Note  shall  be
stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):
"THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE
TRANSFERRED,  SOLD  OR  OFFERED  FOR  SALE  EXCEPT  PURSUANT  TO  AN  EFFECTIVE
REGISTRATION STATEMENT AS TO THE NOTE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."
The foregoing legend may be removed after the second anniversary of the later of the last date upon which the Company or any Affiliate of the Company was the owner of such Security (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision).
9.3     ADDITIONAL  RESTRICTIONS9.3     Additional  Restrictions.
(a) This Agreement, the Note and the rights and obligations hereunder and thereunder may be transferred or assigned by a Holder to an Affiliate of such Holder, to another Holder, if any, or to any Person acquiring a Note having a principal amount equal to at least 25% of the aggregate principal amount of the Note or Notes then outstanding; provided, however, that the transferee provides written notice of such assignment to the Company stating its name and address and the principal amount of the Note with respect to which such rights are being assigned; and provided further, that the Company receives the written instrument provided in subparagraph (b) below. Any transferee to whom a transfer is made in accordance with the immediately preceding sentence shall be deemed a Holder for purposes of this Agreement.
(b)     Any  transferee  (other  than  a  Holder)  to  whom rights hereunder are transferred  shall,  as  a  condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a party hereto, including without limitation the obligations imposed upon Holders pursuant to Section 11.8.
(c)     A  transferee  to  whom  such  rights  are  transferred pursuant to this
Section 9.3 may not again transfer such rights to any other Person, other than as provided in this Section 9.3.
   ARTICLE XARTICLE X1AMENDMENT, SUPPLEMENT AND WAIVERAMENDMENT, SUPPLEMENT AND
                                     WAIVER
10.1     WITH CONSENT OF HOLDERS OF THE NOTE10.1     With Consent of Holders of
the Note. Except as provided below in this Section 10.1, no provision of this Agreement or the Note may be amended, supplemented or waived without the consent of Holders of at least eighty percent (80%) of the aggregate principal amount outstanding under the Note voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the
Note) and the Company, and no existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Note, other than a payment default resulting from an acceleration that has been rescinded) and no compliance with any provision of this Agreement or the Note may be waived without the consent of the Holders of at least eighty percent (80%) of the aggregate principal amount outstanding under the Note voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase, of the Note). Except as provided below in this Section 10.1, without the consent of the Holders holding at least 80% in principal amount of the Note then outstanding (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, such Note) and the Company, no provisions of Article II hereof may be amended, supplemented or waived in a manner that adversely affects the rights of any Holder.
It  shall not be necessary for the consent of the Holders of the Note under this
Section 10.1 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.
After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of the Note a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver. Notwithstanding the foregoing, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 10.1 may not (with respect to the Note held by a non-consenting Holder):
     (a)     reduce  the  principal  amount  of  the  Note;
(b)     reduce  the  principal  of  or  change  the fixed maturity of the Note;
(c) reduce the rate of or change the time for payment of interest, including default interest, on the Note;
(d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Note (except a rescission of acceleration of the Note by the Requisite Holders and a waiver of the payment default that resulted from such acceleration);
(e)     make  any  Note  payable  in  money other than that stated in the Note;
(f) make any change in the provisions of this Agreement relating to waivers of past Defaults or the rights of the Holders of the Note to receive payments of principal of or interest on the Note; or
(g)     make  any  changes  in  the  foregoing amendment and waiver provisions.
                 ARTICLE XIARTICLE XI1MISCELLANEOUSMISCELLANEOUS
11.1     NOTICES11.1     Notices.  All  notices, requests, demands, claims, and
other communications to any party hereunder or pursuant to the terms hereof shall be in writing. Any such notice, request, demand, claim, or other communication to any party hereunder shall be deemed duly delivered three Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one Business Day after it is sent via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:
     if  to  the  Lender,  to:
     FS  Ascent  Investments  LLC
c/o  FS  Private  Investments  LLC
55  East  52nd  Street
New  York,  New  York  10055-0002
     Attention:  James  L.  Luikart
     with  a  copy  to:
     Stroock  &  Stroock  &  Lavan  LLP
180  Maiden  Lane
New  York,  New  York  10038
     Attention:  Melvin  Epstein,  Esq.
     and
     Alpharma  Inc.
One  Executive  Drive
Fort  Lee,  New  Jersey  07024
     Attention:  Chief  Legal  Officer
     If  to  the  Company,  to:
     Ascent  Pediatrics,  Inc.
187  Ballardvale  Street,  Suite  B125
Wilmington,  Massachusetts  01887
     Attention:  Emmette  Clemente
     with  a  copy  to:
     Hale  and  Dorr  LLP
60  State  Street
Boston,  Massachusetts  02109
     Attention:  David  E.  Redlick,  Esq.
If to a Holder other than the Lender, to the address provided to the Company pursuant to Section 9.3.
Any party may give any such notice, request, demand, claim, or other communication using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.
11.2     DUPLICATE ORIGINALS11.2     Duplicate Originals.  The parties may sign
any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.
11.3     GOVERNING  LAW11.3     Governing  Law.  The  laws  of the State of New
York, without regard to principles of conflicts of law, shall govern this Agreement and the Securities.
11.4     NO  ADVERSE  INTERPRETATION  OF  OTHER  AGREEMENTS11.4     No  Adverse
Interpretation of Other Agreements. This Agreement may not be used to interpret another indenture, loan or debt agreement of the Company or a subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Agreement.
11.5     SUCCESSORS AND ASSIGNS11.5     Successors and Assigns.  All agreements
of the Company in this Agreement and the Securities shall bind its successors and assigns. All agreements of the Lender in this Agreement shall bind its successors and assigns.
11.6     SEPARABILITY11.6     Separability.  In  case  any  provision  in  this
Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
11.7     HEADINGS,  ETC.11.7     Headings,  etc.  The  Headings of the Articles
and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.
11.8     CONFIDENTIALITY11.8     Confidentiality.  The  Lender  and  each other
Holder agree that he, she or it will keep confidential and will not disclose, divulge or use for any purpose other than to monitor his, her or its investment in the Company any confidential, proprietary or secret information which such Holder may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Holder pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public (other than as a result of a breach of this Section 11.8 by such Holder); provided, however that a Holder may disclose such information if required by law, provided that the Holder provides prior written notice to the Company of such proposed disclosure and takes reasonable steps to avoid and/or minimize the extent of any such required disclosure. The Lender and each other Holder further acknowledge and agree that certain of the confidential, proprietary or secret information which it may obtain hereunder may be material non-public information and that neither it nor any of its Affiliates shall engage in any acquisition, disposition or other similar transaction involving the Company's securities on the basis of, or at such time as such Holder possesses, such material non-public information.
11.9 LENDER REPRESENTATIONS AND WARRANTIES11.9 LenderRepresentationsandWarranties 3 . Lender hereby represents and warrants to the Company that (i) it and each of its members is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act, (ii) it and each of its members has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company, (iii) it and each of its members has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, (iv) it and each of its members is acquiring the Note for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof; nor with any present intention of distributing or selling the same; and has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof, (v) it and each of its members understands that the Note has not been registered under the Securities Act and it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any of the Notes except pursuant to an exemption from, or otherwise in a transaction not subject to, the registration requirements of the Securities Act or pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with any applicable state securities or "blue sky" laws.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above set forth.
ASCENT  PEDIATRICS,  INC.
By:      /s/  Emmett  Clemente
        ----------------------
Name:  Emmet  Clemente
Title:  Chief  Executive  Officer
FS  ASCENT  INVESTMENTS  LLC
By:  FS  PRIVATE  INVESTMENTS,  LLC,
     MANAGER


By:      /s/  James  Luikart
        --------------------
Name:  James  L.  Luikart
Title:  Managing  Member

                                                                       EXHIBIT A
                                      NOTE
                                                       Wilmington, Massachusetts
                                                                 January 2, 2001
Up  to  $6,250,000
     FOR VALUE RECEIVED, the undersigned, ASCENT PEDIATRICS, INC., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of FS ASCENT INVESTMENTS LLC, a Delaware limited liability company (the "Lender"), in lawful money of the United States of America in immediately available funds, the amount of $6,250,000 or, if less, the aggregate unpaid amount of all Loans made to the undersigned under the "Loan Agreement" (as hereinafter defined). Schedule A attached hereto and incorporated herein by reference records (i) the date and amount of each Loan hereunder, (ii) the date and amount of any interest payments due hereunder and (iii) the date and amount of any principal and interest payments made by the Company hereunder; provided , however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Company to make payments of principal and interest in accordance with the terms of this Note. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.
The Note is issued pursuant to that certain Loan Agreement dated as of December 29, 2000 by and between the Company and the Lender (including all annexes, exhibits and schedules thereto and as amended, modified, restated or supplemented from time to time (the "Loan Agreement")), and is entitled to the benefit and security of the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid.
     1. Interest and Principal Payments. The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement.
2. Default and Remedies. Subject to the requirements of Section 8.2 of the Loan Agreement, upon and after the occurrence of any Event of Default, this Note may, as provided in the Loan Agreement, be declared, and immediately shall become, due and payable.
     3.     Legends.
     "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY STATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."
     The foregoing legend may be removed after the second anniversary of the last date upon which the Company or any Affiliate of the Company was the owner of such Security (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision).
4. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.
     ASCENT  PEDIATRICS,  INC.
     By:
Name:  Emmet  Clemente
Title:  Chief  Executive  Officer

                            Schedule A to the Note of
                             Ascent Pediatrics, Inc.
                              Dated January 2, 2001

                                                                       EXHIBIT B

                           FORM OF NOTICE OF BORROWING

     Reference is made to that certain Loan Agreement dated as December 29, 2000 by and among Ascent Pediatrics, Inc. (the "Company") and FS Ascent Investments LLC (the "Lender") (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"). Capitalized terms used herein without definition are so used as defined in the Loan Agreement.

The Company hereby gives irrevocable notice, pursuant to Section 2.3(a) of the Loan Agreement, that it requests a Loan under the Loan Agreement and in that connection sets forth below the terms on which such Loan is requested to be made:

(A)     Date  of  Borrowing
     (which  is  a  Business  Day)
__________________________________________________

(B)     Principal  Amount  of  Loan
________________________________________________

(C)     Funds  are  requested  to  be  disbursed
     to  the  Company  account  with
________________________________________________


Account  No.  _________________________

(D)     Use  of  Proceeds:

The Company shall indemnify the Lender against any loss, cost or expense including, without limitation, the cost of Lender funds on its credit facilities, incurred by the Lender as a result of the Loan requested in this Notice of Borrowing not being made if such Loan is not made by the Lender because the conditions precedent to such Loan as set forth in Section 4.1 or 4.2 of the Loan Agreement were not satisfied or waived.

IN WITNESS WHEREOF, the Company has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer as of the date first set above.


ASCENT  PEDIATRICS,  INC.


By:_________________________________


Title:_______________________________

                                                                       EXHIBIT C

                          OPINION OF HALE AND DORR LLP

1. The Company is a corporation existing and in good standing under the General Corporation Law of the State of Delaware.

2. The Certificate of Designations, in substantially the form of Exhibit A attached to the Fifth Amendment, has been duly authorized, approved and filed by the Company with Secretary of State of the State of Delaware as of December __, 2000 and is effective as of such date.

3. The Company has the requisite corporate power and authority to execute, deliver and perform the Loan Agreement, the Security Agreement and the Fifth Amendment.

4. The Board of Directors of the Company has adopted by requisite vote the resolutions necessary to authorize the execution, delivery and performance by the Company of the Loan Agreement the Security Agreement and the Fifth Amendment.

5. The Company has duly executed and delivered the Loan Agreement, the Security Agreement and the Fifth Amendment.

6. The Loan Agreement, the Security Agreement and the Fifth Amendment are a valid and binding obligations of the Company and are enforceable against the Company in accordance with their respective terms (subject to customary exceptions).

7. The Note has been duly authorized, executed, issued and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to customary exceptions).

8. The Series H Preferred Stock to be issued under the Fifth Amendment has been duly authorized and, when issued and delivered in accordance with the Fifth Amendment, will be validly issued, fully paid, non-assessable, free of preemptive and similar rights and will be offered, issued, sold and delivered by the Company in transactions in compliance with the applicable federal, state and foreign securities laws.

9. The execution and delivery by the Company of the Loan Agreement, the Security Agreement and the Fifth Amendment and the performance of its obligations thereunder will not (a) constitute a violation of the certificate of incorporation or bylaws of the Company, (b) constitute a material violation by the Company of any statutory law or governmental regulation covered by this Opinion, or (c) breach, or result in a default under any existing obligation of the Company under any of its Other Specified Agreements. The term Other Specified Agreements means those agreements set forth on Schedule A attached hereto.

10. Except as provided on the schedule of Governmental Filings attached hereto as Schedule B, to our knowledge and based in part upon the representations of the Lender in the Loan Agreement, the Company was not required to obtain any consent, approval, authorization or order of, or make any filings or registrations with, any United States federal court or governmental agency in order to obtain the right to enter into or perform under the Loan Agreement, the Security Agreement and the Fifth Amendment or to take any of the actions taken by it on or prior to this date to consummate the transactions contemplated thereby, except for (i) such consents, authorizations, approvals, orders, registrations or filings as have been obtained or made prior to the date hereof, or as permitted to be made or obtained on or after the date hereof pursuant to the Loan Agreement, the Security Agreement and the Fifth Amendment and the exhibits and schedules thereto, respectively; and (ii) such consents, authorizations, approvals, orders, registrations or filings as could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

11. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

12. The provisions of the Loan Agreement and the Security Agreement are effective to create, in favor of the Lender to secure the payment to the Lender of the Loan, a valid security interest in the Collateral to the extent that such Collateral is property of a type subject to Article 9 of the UCC.